                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                  Exchange Act of 1934 (Amendment No. ______)

Filed by the registrant  [X]

Filed by a Party other than the registrant [ ]

Check the appropriate box:
[ ]      Preliminary proxy statement.
[X]      Definitive proxy statement.
[ ]      Definitive additional materials.
[ ]      Soliciting material under Rule 14a-12.
[ ]      Confidential, for use of the Commission only
         (as permitted by Rule 14a-b(e)(2))


                        LORD ABBETT TAX-FREE INCOME TRUST
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

                                   ----------

Payment of filing fee (check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1)   Title of each class of securities to which transaction applies:

         2)   Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)   Proposed maximum aggregate value of transaction:

         5)   Total fee paid:

         [ ] Fee paid previously with preliminary materials.

         [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)   Amount Previously Paid:

         2)   Form, Schedule or Registration Statement No.:

         3)   Filing Party:

         4)   Date Filed:

                       LORD ABBETT TAX-FREE INCOME TRUST

                                Florida Series
                                Georgia Series
                                Michigan Series
                              Pennsylvania Series


                               90 Hudson Street
                      Jersey City, New Jersey 07302-3973
                                  800-201-6984


                                              May 29, 2002


Dear Shareholder:

Here's news you'll be interested in as a shareholder of the above listed series of the Lord Abbett Tax-Free Income Trust (the "Fund").

You are cordially invited to attend a Meeting of Shareholders (the "Meeting") that will take place:

    o   Date and Time: July 18, 2002, at 11:00 a.m.

    o   Location:      90 Hudson Street
                       Jersey City, New Jersey 07302-3973

The Meeting's agenda includes a shareholder vote to:

    o   Elect the members of the Fund's Board of Trustees.

    o Approve an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a Delaware business trust.

    o Transact such other business as may properly come before the Meeting and any adjournments thereof.

The proposals that Fund shareholders will put to a vote on July 18, 2002 are described in the enclosed Proxy Statement. I encourage you to review this document to help ensure that your votes really count, no matter how many Fund shares you own. At your earliest convenience, please vote your Fund shares by telephone or the Internet, or sign, date, and mail the enclosed proxy card in the postage-paid return envelope. We must receive your proxy card on or before 11:00 a.m. on July 18, 2002 in order to count your vote. Or, if you prefer, you may vote in person at the Meeting.

You may vote in any one of four ways:

    o   Via the Internet using the web address shown on your proxy card.

    o By telephone, with a toll-free call to the telephone number listed on your proxy card.

    o   By mail, using the enclosed ballot.

    o   In person at the Meeting.

We encourage you to vote via the Internet or by telephone, using the "control" number that appears on your proxy card. These voting methods will save the Fund a good deal of money that otherwise would be spent on postage. Regardless of the method you choose, however, please take the time to read the full text of the enclosed Proxy Statement before voting.


TO ENSURE THAT YOUR VOTE IS COUNTED, IT IS IMPORTANT THAT YOU:

     1. Review the enclosed Proxy Statement;

     2. Vote via the Internet or by telephone; or

     3. Complete and sign the enclosed proxy card, and return the proxy card in the enclosed envelope as soon as possible.

Your prompt response will help save the Fund the expense of additional solicitations.

We encourage you to review the enclosed materials and vote in favor of these proposals.

If you have any questions regarding the Meeting or need assistance in voting, please contact us at 888-L-ABBETT (888-522-2388).

                                         Sincerely,


                                         /s/ Robert S. Dow
                                         -----------------------------------
                                         Robert S. Dow
                                         Chairman of the Board of Trustees

                       LORD ABBETT TAX-FREE INCOME TRUST
                                Florida Series
                                Georgia Series
                                Michigan Series
                              Pennsylvania Series

                               90 Hudson Street
                       Jersey City, New Jersey 07302-3973

                   -----------------------------------------
                       NOTICE OF MEETING OF SHAREHOLDERS
                            To Be Held July 18, 2002
                  -----------------------------------------

NOTICE IS HEREBY GIVEN of a Meeting of the shareholders of the Lord Abbett Tax-Free Income Trust (the "Fund"). The Meeting will be held at 90 Hudson Street, Jersey City, New Jersey, 07302-3973, on July 18, 2002, at
11:00 a.m., for the following purposes:

     o To elect the members of the Fund's Board of Trustees.

     o To Approve an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a Delaware business trust.

     o To transact such other business as may properly come before the Meeting and any adjournments thereof.



                                By order of the Board of Trustees



                                /s/ Paul A. Hilstad
                                ----------------------------
                                Paul A. Hilstad
                                Vice President and Secretary

May 29, 2002

                   -----------------------------------------
                                PROXY STATEMENT
                                  May 29, 2002
                   -----------------------------------------

                            MEETING OF SHAREHOLDERS
                                 JULY 18, 2002


                               TABLE OF CONTENTS



INTRODUCTION ........................................................       1
PROPOSAL 1: TO ELECT THE MEMBERS OF THE FUND'S
            BOARD OF TRUSTEES .......................................       3
PROPOSAL 2: TO APPROVE AN AGREEMENT AND PLAN
            OF REORGANIZATION PROVIDING FOR
            THE REORGANIZATION OF THE FUND
            INTO A DELAWARE BUSINESS TRUST ..........................       5
INDEPENDENT AUDITORS ................................................      13
ADDITIONAL INFORMATION ..............................................      13
Exhibit A -- Information Pertaining to Nominees to Board of
             Trustees ...............................................      A-1
Exhibit B -- Aggregate Dollar Range of Equity Ownership by
             Trustee Nominees .......................................      B-1
Exhibit C -- Compensation of Independent Trustees ...................      C-1
Exhibit D -- Information Pertaining to Officers of the Fund .........      D-1
Exhibit E -- Agreement and Plan of Reorganization ...................      E-1

                                  INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of the Lord Abbett Tax-Free Income Trust (the "Fund") to be voted at a Meeting of the Fund, to be held on July 18, 2002, at 11:00 a.m., at 90 Hudson Street, Jersey City, New Jersey, 07302-3973 (the "Meeting"), and at any adjournments thereof. This Proxy Statement and the enclosed proxy card are first being mailed to Shareholders on or about May 29, 2002.

The Fund is a non-diversified open-end management investment company organized as a Massachusetts business trust. The Board of Trustees has fixed the close of business on May 8, 2002 (the "Record Date"), as the record date for determination of shareholders of the Fund entitled to notice of, and to vote at, the Meeting. As of May 8, 2002, there were 56,981,282.474 issued and outstanding shares of the Fund, comprised of 18,280,190.434 shares of the Florida Series, 10,361,329.967 shares of the Georgia Series, 10,051,699.522 shares of the Michigan Series, and 18,288,062.551 shares of the Pennsylvania Series. A list of the shareholders of record will be available for inspection at the offices of Lord, Abbett & Co., 90 Hudson Street, Jersey City, New Jersey, 07302-3973, until the date of the Meeting. Only shareholders of record at the close of business on the Record Date ("Shareholders") are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

The Fund may request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy materials to beneficial owners. The Fund will reimburse these persons for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. The cost of the solicitation will be borne by the Fund.

It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Fund also may solicit proxies by telephone, facsimile, or personal interview. Authorizations for another person to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the Shareholder's identity. In all cases where a telephonic proxy is solicited, the Shareholder will be asked to provide his or her address, Social Security Number (in the case of an individual) or taxpayer identification number (in the case of an entity) and the number of shares owned and to confirm that the Shareholder has received the Proxy Statement and proxy card in the mail. Within 72 hours of receiving a Shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the Shareholder to ensure that the vote has been taken in accordance with the Shareholder's instructions and to provide a telephone number to call immediately if the Shareholder's instructions are not correctly reflected in the confirmation. Shareholders requiring further information as to telephonic or electronically transmitted voting instructions or the proxy generally should contact the Fund toll-free at 888-522-2388. Any Shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Fund the written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of each series of the Fund held as of the Record Date. Under Massachusetts law, a proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to the exercise of the proxy, the Fund receives a specific written notice to the contrary from any one of them. If the enclosed form of proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon. Unmarked proxies will be voted FOR the items described in this Proxy Statement and any other matters as deemed appropriate.

Security ownership of certain beneficial owners. To the knowledge of the Fund, as of April 30, 2002, no person is a beneficial owner of more than 5% of the outstanding shares of any series of the Fund.

                                  PROPOSAL 1.

             TO ELECT THE MEMBERS OF THE FUND'S BOARD OF TRUSTEES

The Fund's Board of Trustees is responsible for the management of the business and affairs of the Fund in accordance with the laws of the state of Massachusetts. The Board of Trustees appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board of Trustees.

The Fund's Board of Trustees has proposed a slate of nine nominees to serve on the Board of Trustees of the Fund, each to hold office until his successors are elected and qualified or until his earlier resignation or removal. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy or revoked as described herein) "FOR" the following nominees: E. Thayer Bigelow, William H.T. Bush, Robert B. Calhoun, Jr., Stewart S. Dixon, Robert S. Dow, Franklin W. Hobbs, C. Alan MacDonald, Thomas J. Neff, and James F. Orr, III. Certain biographical and other information relating to the nominees is set forth in Exhibit A. Each of the nominees except for James F. Orr, III currently serves as a Trustee of the Fund.

The Fund's Board of Trustees knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as may be appointed. The nominees listed above are also being nominated as a director or trustee of the following investment companies for which Lord, Abbett & Co. acts as investment adviser: Lord Abbett Affiliated Fund, Inc.; Lord Abbett Bond-Debenture Fund, Inc.; Lord Abbett Developing Growth Fund, Inc.; Lord Abbett Global Fund, Inc.; Lord Abbett Investment Trust; Lord Abbett Mid-Cap Value Fund, Inc.; Lord Abbett Research Fund, Inc.; Lord Abbett Tax-Free Income Fund, Inc.; and Lord Abbett U.S. Government Securities Money Market Fund, Inc.

Security ownership of management. As of April 30, 2002, the Trustees do not beneficially own shares of any series of the Fund. As of April 30, 3002, the Fund's Trustees and executive officers owned, as a group, less than 1% of the issued and outstanding shares of each series of the Fund. Exhibit B provides aggregate dollar range of equity ownership of the Trustee nominees invested or deemed invested in each of the series of the Fund and other Lord Abbett-sponsored funds as of April 30, 2002.

Board and Committee Meetings

During the Fund's previous fiscal year ended September 30, 2001, the Board of Trustees held 10 regularly scheduled and special meetings. Each member of the Board of Trustees then in office attended at least 75 percent of the aggregate of the total number of meetings of the Board and, if a member, of the total number of meetings of Board committees held during the period for which he served.

The standing committees of the Fund are the Audit Committee, the Proxy Committee, and the Nominating and Governance Committee.


The Audit Committee of the Fund is composed wholly of Trustees who are not "interested persons" of the Fund. The members of the Audit Committee for the Fund are Messrs. Bigelow, Calhoun, Hobbs, and MacDonald. The Audit Committee provides assistance to the Board of Trustees in fulfilling its responsibilities relating to corporate accounting, the reporting practices of the Fund, and the quality and integrity of the Fund's financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund's independent auditors and considering violations of the Fund's Code of Ethics to determine what action should be taken. In general, the Audit Committee meets quarterly. The Audit Committee met three times during the Fund's previous fiscal year.


The Proxy Committee of the Fund is composed of at least two Trustees who are not "interested persons" of the Fund, and also may include one or more Trustees who are partners or employees of Lord Abbett. The current members of the Proxy Committee for the Fund are three independent or outside Trustees: Messrs. Dixon, Hobbs, and Neff. The Proxy Committee assists the Board of Trustees in fulfilling its responsibilities relating to the voting of securities held by the Fund. The Proxy Committee met one time during the Fund's previous fiscal year.


The Nominating and Governance Committee of the Fund is composed of all the Trustees who are not "interested persons" of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as independent Trustees and as committee members and (ii) periodically reviewing Trustee compensation. The Nominating and Governance Committee met four times during the Fund's previous fiscal year.



Compensation of Trustees. Exhibit C summarizes the compensation for each of the Trustees for the Fund and for all Lord Abbett-sponsored funds, other than Mr. Dow who did not receive any compensation from the Fund or any other Lord Abbett-sponsored funds.


Officers. Information relating to the officers of the Fund is set forth in Exhibit D to the Proxy Statement. Officers of the Fund are elected and appointed by the Board of Trustees and hold office until they resign, are removed, or are otherwise disqualified to serve.


The Board of Trustees, including the outside Trustees, unanimously recommends Shareholders vote FOR each of the nominees.

                                  PROPOSAL 2:

              TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION
                 PROVIDING FOR THE REORGANIZATION OF THE FUND
                         INTO A DELAWARE BUSINESS TRUST

The Board of Trustees, including the independent Trustees, has unanimously approved an Agreement and Plan of Reorganization (the "Plan") substantially in the form attached hereto as Exhibit E with respect to the Lord Abbett Tax-Free Income Trust (the "Massachusetts Trust") and each series of the Massachusetts Trust (each, a "Massachusetts Fund"). The Massachusetts Trust is currently organized as a Massachusetts business trust. The Plan provides for the reorganization of the Massachusetts Trust into a Delaware business trust with each Massachusetts Fund becoming a series of the Delaware business trust.

Reasons For The Reorganizations

The principal purposes of the reorganizations are to take advantage of certain beneficial aspects of Delaware law with respect to business trusts and to facilitate governance of the Massachusetts Trust under substantially uniform organizational documents and legal standards as other Lord Abbett-sponsored funds. Currently, four Lord Abbett-sponsored funds, consisting of 14 portfolios or series, are organized as Delaware business trusts. The Massachusetts Trust is currently the only Lord Abbett-sponsored investment company organized as a Massachusetts business trust.

Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for obligations of the trust. Under Massachusetts law, Massachusetts business trust shareholders are potentially liable for obligations of the Massachusetts business trust. Although the risk of such liability is remote, the Board of Trustees has determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, should a Delaware business trust issue multiple series of shares, each series shall not be liable for the debts of any other series, which liability is another potential, although remote, risk in the case of a Massachusetts business trust.

In recent years, many mutual funds have reorganized as Delaware business trusts. The Trustees believe that the Delaware business trust form provides the most flexible and cost efficient method of providing different investment vehicles to present and prospective shareholders. The Board of Trustees also has determined that substantially uniform organizational documents and legal standards will facilitate its ability to jointly govern the Massachusetts Trust and the other Lord Abbett-sponsored funds in an efficient and timely manner and will enhance the ability of the Board of Trustees to react in a consistent manner when faced with similar corporate governance issues.

Effect Of The Reorganizations

It is important to know that the investment objectives of the Massachusetts Funds will remain unchanged if the reorganizations are approved. In addition, the fundamental investment restrictions of each Massachusetts Fund will remain fundamental and may be changed only by shareholder vote.

Procedures For The Reorganizations

To accomplish the reorganizations, the Massachusetts Trust has organized a corresponding Delaware business trust (the "Delaware Trust"). The Delaware Trust was formed as a Delaware business trust pursuant to an Agreement and Declaration of Trust. Because the Massachusetts Trust has issued more than one series of shares, the Delaware Trust will create a series of shares that corresponds to each series of the Massachusetts Trust (each, a "Delaware Fund"). The investment objectives and policies of each Delaware Fund will be the same as those of its corresponding Massachusetts Fund currently organized as a series of the Massachusetts Trust.

To facilitate the reorganizations, one share of each class of each Delaware Fund will be issued to its corresponding Massachusetts Fund. If the Plan is approved by the shareholders of the Massachusetts Trust, such approval shall authorize each Massachusetts Fund, as sole shareholder of the corresponding Delaware Fund, to (i) elect as trustees of the Delaware Trust the nominees elected as trustees of the Massachusetts Trust pursuant to Proposal 1 hereof,
(ii) approve an investment advisory agreement (a "New Advisory Agreement") between the Delaware Trust and Lord, Abbett & Co. (the "Adviser") substantially identical to the investment advisory agreement currently in effect between the Massachusetts Trust and the Adviser, and (iii) approve, if applicable, Rule 12b-1 plans between the respective Delaware Fund and Lord Abbett Distributor substantially identical to the Rule 12b-1 plans currently in effect between the Massachusetts Funds and Lord Abbett Distributor.

On the effective date of the reorganizations approved by Shareholders, each Massachusetts Fund will transfer all of its assets and liabilities to its corresponding Delaware Fund in exchange for shares of such Delaware Fund having an equal net asset value. Each Massachusetts Fund will then be liquidated and each shareholder of the Massachusetts Fund will receive for his or her shares of the Massachusetts Fund an equal number of shares of the corresponding Delaware Fund. A shareholder's investment in the Massachusetts Fund will remain exactly the same after the reorganization, and the corresponding Delaware Fund will operate with the same investment objectives, policies, and restrictions as the corresponding Massachusetts Fund had in the past.

If shareholders do not approve the reorganizations, each Massachusetts Fund will continue in business as a series of the Massachusetts Trust.

It will not be necessary for holders of certificates of the Massachusetts Funds to exchange their certificates for new certificates of the corresponding Delaware Funds following consummation of the reorganizations. Certificates for shares of the Massachusetts Funds issued before the reorganizations shall represent outstanding shares of the corresponding Delaware Funds after the reorganizations. New certificates will not be issued by the Delaware Funds after the reorganizations to shareholders of the Delaware Funds unless specifically requested in writing. Shareholders of the Massachusetts Funds who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated similarly as shares of the corresponding Delaware Fund.

The reorganizations approved by shareholders will become effective at the later of July 22, 2002 or as soon as practicable following receipt of such approval, taking into consideration all of the elements of the reorganizations. When the reorganizations become effective, the respective New Advisory Agreement and new 12b-1 plan also will become effective and will continue thereafter if approved as required by the Investment Company Act of 1940 (the "1940 Act").

Certain Comparative Information About The Massachusetts Trust And The Delaware Trust

The following is a summary of certain differences between and among
(i) Massachusetts and Delaware law regarding business trusts and (ii) the trust instrument and by-laws of the Massachusetts Trust and the trust instrument and by-laws of the Delaware Trust. It is not a complete list of the differences. Shareholders should refer to the provisions of these documents and state law directly for a more thorough comparison. Copies of the trust instrument and by-laws of the Massachusetts Trust and of the trust instrument and by-laws of the Delaware Trust are available to shareholders without charge upon written request.

General. The Massachusetts Trust was organized as a Massachusetts business trust on September 11, 1991. The Massachusetts Trust is currently governed by a Declaration of Trust (the "Massachusetts Trust Instrument"). As a Massachusetts business trust, the Massachusetts Trust's operations are currently governed by the Massachusetts Trust Instrument and applicable Federal and Massachusetts law. The Delaware Trust was organized as a Delaware business trust on May 17, 2002. As a Delaware business trust, the Delaware Trust's operations will be governed by an Agreement and Declaration of Trust (the "Delaware Trust Instrument") and applicable Federal and Delaware law.

Under the Delaware Trust Instrument, the Trustees of the Delaware Trust will have the same degree of flexibility as they currently have as Trustees of the Massachusetts Trust, subject to applicable requirements of the 1940 Act and Delaware law. This flexibility will continue to allow the Trustees to react quickly to changes in competitive and regulatory conditions. As a consequence of the uniform governing instruments and legal standards, the reorganizations may allow the Delaware Trust to operate in a more efficient and economical manner. The Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders will not be affected by the reorganizations, and the operations of the Delaware Trust will continue to be subject to the provisions of the 1940 Act and the rules and regulations of the Securities and Exchange Commission ("SEC") thereunder.

Trustees. Subject to the provisions of the Delaware Trust Instrument, the business of the Delaware Trust is supervised by its Trustees. Except as set forth below, the responsibilities, powers, and fiduciary duties of the Trustees of the Delaware Trust will be substantially the same as those of the Trustees of the Massachusetts Trust. The term of office of a Trustee of both the Massachusetts Trust and the Delaware Trust is unlimited in duration. A person serving as Trustee will continue as Trustee until the person dies, retires, resigns, or is removed from office. Under both the Massachusetts Trust Instrument and the Delaware Trust Instrument, a Trustee may be removed with or without cause at a meeting of shareholders by a vote of at least two-thirds of the outstanding shares of the respective Trust and may be removed for cause by the affirmative vote of at least two-thirds of the remaining Trustees before such removal.

Liability of Trustees and Officers. A trustee of both the Massachusetts Trust and the Delaware Trust will be personally liable only for his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee. Under the Massachusetts Trust Instrument and the Delaware Trust Instrument, trustees, officers, agents, and employees will be indemnified by the respective trust for the expenses of litigation arising in connection with their duties as trustees and or officers of the Trust unless it is determined that his or her conduct constitutes willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties.

Shareholder Liability. Delaware law provides that shareholders are not liable for the obligations of a Delaware business trust. Under Massachusetts law, there is no equivalent statutory limitation of shareholder liability. However, the Delaware Trust Instrument and the Massachusetts Trust Instrument contain disclaimers of shareholder liability for acts or obligations of the respective trust and provide for indemnification for any shareholder who is exposed to liability by reason of a claim or demand relating to such person being a shareholder. Both the Massachusetts Trust Instrument and the Delaware Trust Instrument include former shareholders in the shareholder indemnification provision.

Shareholder Voting. The voting rights of shareholders of the Massachusetts Trust and the Delaware Trust are based on the number of shares the shareholder owns. Each shareholder is entitled to one vote for each whole share and a proportionate fractional vote for each fractional share. The Delaware Trust Instrument provides that shareholders have the power to vote only with respect to (i) the election or removal of Trustees as provided therein, (ii) the approval or termination of investment advisory or distribution contracts, (iii) the termination of the Delaware Trust, (iv) amendments of the Delaware Trust Instrument to the extent they would adversely affect the rights of shareholders, and (v) with respect to such additional matters as may be required by law or the trustees may consider desirable. The Massachusetts Trust Instrument generally gives shareholders substantially similar voting rights but includes the power to vote to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of the Massachusetts Trust or the shareholders.

Shareholder Meetings. The Delaware Trust and the Massachusetts Trust are not required to hold annual shareholder meetings. Under both the Delaware Trust Instrument and the Massachusetts Trust Instrument, shareholders owning at least 25% of the outstanding shares of the trust may call a special meeting for any purpose. Under the 1940 Act, shareholders owning at least 10% of the outstanding shares of the Massachusetts Trust or the Delaware Trust may by written request call a special meeting of shareholders of the Massachusetts Trust or the Delaware Trust for the purpose of removing a Trustee.

Multiple Series. The Delaware Trust Instrument will permit the Trustees thereof to create one or more series of the Delaware Trust and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more of the classes of shares of that series. The Trustees of the Massachusetts Trust have identical rights under the Massachusetts Trust Instrument. Each share of a series of the Delaware Trust, like each share of a series of the Massachusetts Trust, represents an equal proportionate interest with each other share in that series, none having priority or preference over another.

Reorganization/Combination Transactions. Under the Delaware Trust Instrument, the Trustees may generally authorize mergers, consolidations, share exchanges, incorporations, and reorganizations of a Fund or the Delaware Trust with another trust, series, or other business organization without shareholder approval. Under the Massachusetts Trust Instrument, a majority of the outstanding shares of the Massachusetts Trust must approve a merger of the Massachusetts Trust with another business organization, the sale or exchange of all or substantially all of the property of the Massachusetts Trust, or the incorporation of the Massachusetts Trust.

Termination of the Trust or a Fund. Under both the Delaware Trust Instrument and the Massachusetts Trust Instrument, the respective Trust may be terminated at any time by the affirmative vote of at least two-thirds of the shares outstanding or, when authorized by a majority shareholder vote (as defined in the 1940 Act), by an instrument in writing signed by a majority of the Trustees. A Delaware Fund or a Massachusetts Fund may be terminated by an affirmative vote of the holders of at least two-thirds of the shares of the respective Fund or by the Trustees when authorized by a majority shareholder vote (as defined in the 1940 Act) of the respective Fund.

Amendment of Charter Document. Under the Delaware Trust Instrument, the Trustees may generally restate, amend, or otherwise supplement the Delaware Trust Instrument without the approval of shareholders, subject to limited exceptions (such as amendments affecting shareholders' liability or indemnity rights). The Massachusetts Trust Instrument may generally only be amended by the affirmative vote of the majority of shareholders. The Trustees may amend the Massachusetts Trust Instrument without shareholder approval to supply any omission, cure any ambiguity or cure, correct or supplement any defective or inconsistent provision, or if it has been determined by vote of a majority of the Trustees, including a majority of the Trustees who are not interested persons of the Massachusetts Trust, that the amendment does not adversely affect the rights of any shareholder with respect to such amendment.

Derivative and Class Actions. Under the Massachusetts Trust Instrument, shareholders have the power to vote to the same extent as the shareholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should be brought or maintained derivatively or as a class action on behalf of the Trust or its shareholders. The Delaware Trust Instrument provides that no action may be brought by a shareholder on behalf of the Delaware Trust or a Delaware Fund unless (i) the shareholders have requested the Trustees to take such action and the Trustees have failed or refused to do so for a period of 60 days, and (ii) shareholders owning not less than fifty percent of the then-outstanding shares of the Delaware Trust or a Delaware Fund join in the bringing of such action.

Investment Company Status. The Delaware Trust, like the Massachusetts Trust, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of each Delaware Fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of their respective Delaware Fund and such additional matters relating to the Delaware Fund as may be required by law, or which the Trustees consider desirable. If, at any time, less than two-thirds of the Trustees holding office have been elected by the shareholders, the Trustees then in office will promptly call a meeting of shareholders of the Delaware Trust for the purpose of electing a Board of Trustees. The Delaware Trust will succeed to the shares registered by the Massachusetts Trust under the Securities Act of 1933.

Comparative Information On Distribution Arrangements

The distribution arrangements of each Delaware Fund will be the same as those of the corresponding Massachusetts Fund. In the proposed reorganizations, shareholders will receive the corresponding class of shares of the corresponding Delaware Fund in exchange for their shares in each Massachusetts Fund. The reorganizations will be effected at net asset value. No sales charge will be imposed in connection with the reorganizations. For purposes of calculating the contingent deferred sales charges ("CDSCs") that shareholders may pay when disposing of any shares of a Massachusetts Fund subject to a CDSC, the length of time the shareholders hold shares in the Delaware Fund will be added to the length of time the shareholder held the shares in the corresponding Massachusetts Fund. Holders of shares subject to a CDSC will continue to be subject to a CDSC upon redemption to the same extent as if the shareholder had continued to hold shares of the Massachusetts Fund.

Lord Abbett Distributor serves as the distributor of shares for the Massachusetts Funds and will also be the distributor of the Delaware Funds. The Delaware Trust will adopt distribution plans under Rule 12b-1 of the 1940 Act for each class of shares relating to the sale and promotion of shares of the Delaware Funds and the furnishing of shareholder services that are substantially identical to the existing distribution plans for the Massachusetts Trust.

Comparative Information On Shareholder Services

The Delaware Funds will offer the same shareholder services as the Massachusetts Funds, including Div-Move, telephone exchanges, telephone redemptions, and access to the Invest-A-Matic Program.

Shareholders may exchange shares for another Lord Abbett-sponsored fund in the same class of shares. Exchange privileges may not be available for all Lord Abbett-sponsored funds and may be rejected or suspended.

Shares of the Delaware Funds may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of redemptions of shares subject to a CDSC, investors will be subject to the applicable determined CDSC, if any, for such shares.

Dividends And Distributions

Each Delaware Fund will have the same dividend and distribution policy as the corresponding Massachusetts Fund. After the closing of the reorganizations, Massachusetts Fund shareholders who currently have dividends reinvested will continue to have dividends reinvested in the corresponding Delaware Fund. Shareholders who currently have capital gains reinvested will continue to have capital gains reinvested in the Delaware Fund.

Federal Income Tax Consequences

As a condition to the reorganizations, the parties to the reorganizations will receive a tax opinion from Wilmer, Cutler & Pickering. The tax opinion will provide that, subject to customary assumptions and representations, on the basis of existing provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury regulations thereunder, and current administrative and judicial interpretations thereof, for federal income tax purposes:

o The transfer of all of the assets of each Massachusetts Fund solely in exchange for shares of the corresponding Delaware Fund and the assumption by the corresponding Delaware Fund of all of the liabilities of the Massachusetts Fund, and the distribution of those shares to the shareholders of the Massachusetts Fund, in complete liquidation, will qualify as a "reorganization" within the meaning of section 368(a) of the Code;

o No gain or loss will be recognized by any Massachusetts Fund on the transfer of its assets to the corresponding Delaware Fund solely in exchange for shares of such Delaware Fund and the assumption by such Delaware Fund of all of the liabilities of the Massachusetts Fund or on the distribution of Delaware Fund shares to the Massachusetts Fund shareholders;


o No gain or loss will be recognized by any Delaware Fund on the receipt of the assets of the corresponding Massachusetts Fund solely in exchange for the shares of the Delaware Fund and the assumption by the Delaware Fund of all of the liabilities of the Massachusetts Fund;

o The basis of each Delaware Fund in each asset acquired from the corresponding Massachusetts Fund will equal the basis of that asset in the hands of the Massachusetts Fund immediately before the exchange;

o The holding period of each Delaware Fund in each asset acquired from the corresponding Massachusetts Fund will include the period during which the asset was held by the Massachusetts Fund;

o No shareholder in a Massachusetts Fund will recognize gain or loss on the receipt of shares of the corresponding Delaware Fund solely in exchange for shares (including fractional shares) in such Massachusetts Fund;

o The basis of the Delaware Fund shares (including fractional shares) received by each shareholder of the corresponding Massachusetts Fund will equal the basis of the shares of the corresponding Massachusetts Fund surrendered in exchange therefor; and

o The holding period of the Delaware Fund shares (including fractional shares) received by each shareholder of the corresponding Massachusetts Fund will include the period that the shareholder held the shares of the corresponding Massachusetts Fund surrendered in exchanged therefor, provided that the shareholder held such Massachusetts Fund shares as a capital asset on the date of the exchange.

The Massachusetts Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorganizations, and the IRS is not bound by advice of counsel. If the reorganizations do not qualify under Section 368(a) of the Code, each Massachusetts Fund shareholder will incur taxable gain or loss as a result of the reorganizations.

Shareholders of the Massachusetts Funds should consult their tax advisers regarding the effect, if any, of the proposed reorganizations in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the reorganizations, shareholders of the Massachusetts Funds should also consult tax advisers as to the state, local, and foreign tax consequences, if any, of the reorganizations.

The Board of Trustees, including the outside Trustees, unanimously recommends Shareholders vote FOR the approval of the Plan.

                             INDEPENDENT AUDITORS

The Board of Trustees, including a majority of the Trustees who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T") to examine the financial statements of the Fund for the current fiscal year. The Fund knows of no direct or indirect financial interest of D&T in the Fund. Representatives of D&T will be present at the Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

  a. Audit Fees

D&T billed the Fund $66,000 for the audit of the Fund's annual financial statements for the Fund's previous fiscal year.

  b.  Financial Information Systems Design and Implementation Fees

D&T did not bill the Fund, the Fund's investment adviser or any entity controlling, controlled by, or under common control with the Fund's investment adviser that provides services to the Fund, for any professional services rendered for financial information systems design and implementation.

  c. All Other Fees

In addition to the fees discussed above, D&T billed the Fund, Lord, Abbett & Co. and any entity controlling, controlled by, or under common control with Lord, Abbett & Co. that provides services to the Fund $405,610 for professional services, other than auditing services, rendered by D&T including audit related fees of $98,500 for the twelve month period ended February 28, 2002.

The Audit Committee of the Fund met on June 28, 2001 and the Board of Trustees met on April 16, 2002. At those meetings, the Audit Committee and the Board of Trustees considered whether the provision of the services corresponding to the fees described above and D&T's audit services for other Lord Abbett sponsored-funds and for Lord, Abbett & Co. affected D&T's independence and determined that the provision of such services did not adversely affect D&T's independence and was compatible with maintaining D&T's independence.


                             ADDITIONAL INFORMATION

Management is not aware of any matters to come before the Meeting other than those set forth in the Notice. If any such other matters do come before the Meeting, the individuals named as proxies will vote, act, and consent with respect thereto in accordance with their best judgment.

  a. Timeliness of Shareholder Proposals

Any shareholder proposal to be presented for action at the Fund's next shareholder meeting pursuant to the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received at the Fund's principal executive offices within a reasonable time in advance of the date solicitation is made for such meeting. The Fund does not intend to hold another annual or special meeting of shareholders unless required to do so by the Investment Company Act or by the law of the state in which the Fund is organized.

  b. Investment Adviser and Underwriter

Lord, Abbett & Co., 90 Hudson Street, Jersey City, New Jersey, 07302-3973, acts as investment adviser to each series of the Fund. Lord Abbett Distributor LLC, a subsidiary of Lord, Abbett & Co. located at the same address, acts as principal underwriter to each series of the Fund.

  c. Report Available Upon Request

The Fund will furnish, without charge, a copy of the Fund's most recent annual report and the most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. A shareholder may obtain such report(s) by writing to the Fund or by calling 800-874-3733, or via the Internet at www.LordAbbett.com.

  d.  Quorum, Vote Required, and Voting Procedures

A quorum for the Meeting consists of holders of a majority of the outstanding shares of the Fund (with all series taken together) present at the Meeting in person or by proxy. With respect to the proposal "To Elect the Members of the Fund's Board of Trustees," election of each nominee will require a vote of a plurality of the votes validly cast by the Fund's Shareholders. With respect to the proposal "To Approve an Agreement and Plan of Reorganization providing for the reorganization of the Fund into a Delaware business trust," approval of the proposal will require a vote (A) of 67% or more of the shares present at the Meeting if a quorum is present or (B) of more than 50% of the outstanding voting shares of the Fund, whichever is less. Shares for which there is an abstention or broker non-vote will be counted for quorum purposes but will not be treated as voted for purposes of determining whether the proposal has passed.

  e. Adjournment for Insufficient Votes

If sufficient votes to approve the proposals described above are not received by the meeting date, the persons named as proxies may propose one or more adjournments of the Meeting to allow further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to Shareholders with respect to such solicitation. Any such adjournment will require an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all shareholders.

  f. Questions

If you have any questions regarding the Meeting or need assistance in voting, please contact us at 888-L-ABBETT (888-522-2388).

                                            LORD ABBETT TAX-FREE
                                            INCOME TRUST



                                            /s/ Paul A. Hilstad
                                            ----------------------------
                                            Paul A. Hilstad
                                            Vice President and Secretary

Exhibit A: Information Pertaining to Nominees to Board of Trustees

Table 1. Certain biographical and other information relating to the Trustee nominee who is an "interested person," as defined in the Investment Company Act, is set forth below. Mr. Dow is an "interested person" because he is the Managing Partner and Chief Investment Officer of Lord, Abbett & Co., the Fund's investment adviser.

Name, Address and
Date of Birth of          Current Position      Principal Occupation      Other
Trustee Nominee           Length of Service     During Past Five Years    Directorships
------------------------- --------------------- ------------------------- --------------
Robert S. Dow*            Trustee since 1991;   Managing Partner and      N/A
90 Hudson Street          Chairman; and         Chief Investment Officer
Jersey City, NJ           President since       of Lord Abbett
Date of Birth: 3/8/1945   1996.                 since 1996.

----------------
* Mr. Dow is currently a Trustee/Director of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

                   -----------------------------------------

Table 2. Certain biographical and other information relating to each of the nominees for Trustee who are not "interested persons," as defined in the Investment Company Act, of the Fund is set forth below:

Name, Address and
Date of Birth of             Current Position      Principal Occupation            Other
Trustee Nominees             Length of Service     During Past Five Years          Directorships
---------------------------- --------------------- ------------------------------- -----------------
E. Thayer Bigelow*           Trustee since 1994.   Managing General Partner,       Currently serves
Bigelow Media, LLC                                 Bigelow Media, LLC (since       as a director of
717 Fifth Avenue,                                  2000); Senior Adviser, Time     Crane Co. and
26th Floor                                         Warner Inc. (1998 - 2000);      Huttig Building
New York, NY                                       Acting Chief Executive          Products Inc.
Date of Birth: 10/22/1941                          Officer of Courtroom
                                                   Television Network (1997 -
                                                   1998); President and Chief
                                                   Executive Officer of Time
                                                   Warner Cable Programming,
                                                   Inc. (1991 - 1997).

William H.T. Bush*           Trustee since 1998.   Co-founder and Chairman         Currently serves
Bush-O'Donnell & Co., Inc.                         of the Board of the financial   as director of
101 South Hanley Rd,                               advisory firm of                Wellpoint
Suite 1025                                         Bush-O'Donnell &                Health Network,
St. Louis, MO                                      Company (since 1986).           Mississippi
Date of Birth: 7/14/1938                                                           Valley Bancorp,
                                                                                   DT Industries
                                                                                   Inc., and
                                                                                   Engineered
                                                                                   Support
                                                                                   Systems, Inc.

Name, Address and
Date of Birth of            Current Position      Principal Occupation            Other
Trustee Nominees            Length of Service     During Past Five Years          Directorships
--------------------------- --------------------- ------------------------------- -----------------
Robert B. Calhoun, Jr.*     Trustee since 1998.   Managing Director of            Currently serves
Monitor Clipper Partners                          Monitor Clipper Partners        as director of
Two Canal Park                                    (since 1997) and President      Avondale, Inc.,
Cambridge, MA                                     of Clipper Asset                IGI/Earth Color,
Date of Birth: 10/25/1942                         Management Corp., both          Inc., and
                                                  private equity investment       Interstate
                                                  funds (since 1991).             Bakeries Corp.

Stewart S. Dixon*           Trustee since 1991.   Partner in the law firm of      N/A
Wildman, Harrold,                                 Wildman, Harrold, Allen &
Allen & Dixon                                     Dixon (since 1967).
225 W. Wacker Drive,
Suite 2800
Chicago, IL
Date of Birth: 11/5/1930

Franklin W. Hobbs*          Trustee since 2000.   Chief Executive Officer of      Currently serves
Houlihan Lokey                                    Houlihan Lokey Howard &         as director of
Howard & Zukin                                    Zukin, an investment bank,      Adolph Coors
685 Third Ave.                                    (January 2002 to present);      Company.
New York, NY                                      Chairman of Warburg
Date of Birth: 7/30/1947                          Dillon Read (1999 - 2000);
                                                  Global Head of Corporate
                                                  Finance of SBC Warburg
                                                  Dillon Read (1997 - 1999);
                                                  Chief Executive Officer of
                                                  Dillon, Read & Co.
                                                  (1994 - 1997).

C. Alan MacDonald*          Trustee since 1991.   Retired - Special Projects      Currently serves
415 Round Hill Road                               Consulting (since 1992);        as director of
Greenwich, CT                                     formerly, President and         Fountainhead
Date of Birth: 5/19/1933                          CEO of Nestle Foods.            Water Company,
                                                                                  Careside, Inc.,
                                                                                  Lincoln Snacks,
                                                                                  J.B. Williams
                                                                                  Co., Inc.
                                                                                  (personal care
                                                                                  products) and
                                                                                  Seix Fund, Inc.
                                                                                  **

Thomas J. Neff*             Trustee since 1991.   Chairman of Spencer Stuart,     Currently serves
Spencer Stuart, U.S.                              U.S., an executive search       as director of
277 Park Avenue                                   consulting firm (since 1996);   Ace, Ltd. and
New York, NY                                      President of Spencer Stuart,    Exult, Inc.
Date of Birth: 10/2/1937                          U.S. (1979 - 1996).

----------------
* Each of these Board Members is currently a Trustee/Director of the fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

** Seix Fund, Inc. is a registered investment company that is advised by Seix Investment Advisors Inc. Seix Investment Advisors Inc.'s Chairman, CEO, and Chief Investment Officer is married to Robert Dow, the Fund's Chairman and President and Managing General Partner of Lord Abbett.

Table 3. The following nominee is currently not a Trustee for the Fund; however, he is a Director/Trustee of the Lord Abbett Blend Trust, Lord Abbett Large-Cap Growth Fund, Lord Abbett Securities Trust, and Lord Abbett Series Fund, Inc. Certain biographical and other information relating to Mr. Orr, who is not an "interested person," as defined in the Investment Company Act, of the Fund is set forth below:

Name, Address and
Date of Birth of          Current Position    Principal Occupation       Other
Trustee Nominee           Length of Service   During Past Five Years     Directorships
------------------------- ------------------- -------------------------- -----------------
James F. Orr, III*        Nominee             President and CEO of       Currently serves
80 Pinckney Street                            LandingPoint Capital       as Chairman of
Boston, MA                                    (since 2002); Chairman     Rockefeller
Date of Birth: 3/5/1943                       and CEO of United Asset    Foundation,
                                              Management Corporation     Director of
                                              (2000 to 2001); Chairman   Nashua Corp.
                                              and CEO of UNUM            and Memorial
                                              Provident Corporation      Drive Trust.
                                              (1999 - merger); Chairman
                                              and CEO of UNUM
                                              Corporation
                                              (1988 - 1999).

----------------
* Mr. Orr is also currently a Trustee/Director nominee to nine other Lord Abbett-sponsored funds. If elected to all of the Boards, he will serve as a Trustee/Director to fourteen Lord Abbett-sponsored funds, which consist of 43 portfolios or series.

Exhibit B: Aggregate Dollar Range of Equity Ownership by Trustee Nominees in
           any Series of the Fund and Other
           Lord Abbett-Sponsored Funds

The following table provides certain information on the dollar range of equity securities beneficially owned by each nominee in each series of the Fund and the other Lord Abbett-sponsored funds as of April 30, 2002. The amounts shown include deferred compensation to the Trustees/Directors deemed invested in Fund shares. The amounts ultimately received by the Trustees/Directors under the deferred compensation plan will be directly linked to the investment performance of the funds.

                                                                                        Aggregate
                                                                                          Dollar
                                     Dollar Range of Trustee Ownership               Range of Equity
                          --------------------------------------------------------      Securities
                                                                                          in all
                                                                                       Lord Abbett-
                             Florida       Georgia       Michigan    Pennsylvania       Sponsored
Name of Trustee Nominee       Series        Series        Series        Series            Funds
------------------------- ------------- ------------- ------------- -------------- -------------------
Robert S. Dow             None          None          None          None           Over $100,000
E. Thayer Bigelow          $1-$10,000    $1-$10,000    $1-$10,000   $1-$10,000     Over $100,000
William H. T. Bush         $1-$10,000    $1-$10,000    $1-$10,000   $1-$10,000     $50,001-$100,000
Robert B. Calhoun, Jr.     $1-$10,000    $1-$10,000    $1-$10,000   $1-$10,000     Over $100,000
Stewart S. Dixon           $1-$10,000    $1-$10,000    $1-$10,000   $1-$10,000     Over $100,000
Franklin W. Hobbs          $1-$10,000    $1-$10,000    $1-$10,000   $1-$10,000     Over $100,000
C. Alan MacDonald          $1-$10,000    $1-$10,000    $1-$10,000   $1-$10,000     Over $100,000
Thomas J. Neff             $1-$10,000    $1-$10,000    $1-$10,000   $1-$10,000     Over $100,000
James F. Orr, III          $1-$10,000    $1-$10,000    $1-$10,000   $1-$10,000     Over $100,000

Exhibit C:  Compensation of Independent Trustees Paid by the Fund and All Lord
            Abbett-Sponsored Funds

The following table summarizes the compensation for each of the independent or outside Trustees for the Fund and for all Lord Abbett-sponsored funds. The second column of the following table sets forth the compensation accrued by the Fund for outside Trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the outside directors/trustees, and amounts payable but deferred at the option of the director/trustee.

           (1)                         (2)                          (3)
------------------------   ---------------------------   ------------------------
                                                              For Year Ended
                                                             December 31, 2001
                              For Fiscal Year Ended         Total Compensation
                                September 30, 2001         Paid by the Trust and
                              Aggregate Compensation        Thirteen Other Lord
Name of Trustee                Accrued by the Fund1       Abbett-sponsored Funds2
------------------------   ---------------------------   ------------------------
E. Thayer Bigelow                     $ 684              $86,000
William H.T. Bush                     $ 714              $87,400
Robert B. Calhoun, Jr.                $ 689              $86,000
Stewart S. Dixon                      $ 707              $86,200
Franklin W. Hobbs                     $ 475              $85,000
C. Alan MacDonald                     $ 689              $86,000
Thomas J. Neff                        $ 682              $85,000
James F. Orr, III*                     None              None

----------------
*Nominee to this Fund. Elected to four Lord Abbett-sponsored funds in March
2002.

1. Outside Directors'/Trustees' fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by the Fund to its outside Directors/Trustees may be deferred at the option of a Director/Trustee under an equity-based plan (the "equity-based plan") that deems the deferred amounts to be invested in shares of the Fund for later distribution to the Directors/Trustees. In addition, $25,000 of each director/trustee's retainer must be deferred and is deemed invested in shares of the Fund and other Lord Abbett-sponsored funds under the equity-based plan. Currently, each outside Trustee/Director is granted $1,000 for attendance in-person of a Board Meeting and $500 for attendance telephonically at a Board Meeting. In addition, the Lead Independent Board Member is granted $2,400 per year for such service, and the Chairman of the Audit Committee is granted $1,200 per year for such service.

2. The third column shows aggregate compensation, including
Directors'/Trustees' fees and attendance fees for board and committee meetings, of a nature referred to in footnote one, accrued by the Lord Abbett-sponsored funds during the year ended December 31, 2001, including fees
Directors/Trustees have chosen to defer. Mr. Dow is not compensated as a Director/Trustee.

Exhibit D: Information Pertaining to Officers of the Fund

Certain biographical and other information relating to the officers of the Fund is set forth below. None of the officers listed below has received compensation from the Fund.




Name, Address* and        Position with        Length of         Principal Occupation
(Date of Birth)           the Fund             Service           During Past Five Years
------------------------- -------------------- ----------------- ---------------------------
Robert S. Dow             President            Elected in 1996   Managing Partner and
    (3/8/1945)                                                   Chief Investment Officer
                                                                 of Lord Abbett since 1996.

Joan A. Binstock          Vice President       Elected in 1999   Partner and Chief
    (3/4/1954)                                                   Operations Officer, joined
                                                                 Lord Abbett in 1999, prior
                                                                 thereto Chief Operating
                                                                 Officer of Morgan
                                                                 Grenfell.

Zane E. Brown             Executive Vice       Elected in 1996   Partner and Director of
  (12/09/1951)            President                              Fixed Income
                                                                 Management, joined Lord
                                                                 Abbett in 1992.

Timothy Browse            Vice President       Elected in 2000   Investment Manager,
   (4/13/1959)                                                   joined Lord Abbett in
                                                                 2000, prior thereto
                                                                 Portfolio Manager and
                                                                 Vice President at Eaton
                                                                 Vance Management.

Daniel E. Carper          Vice President       Elected in 1991   Partner, joined Lord
   (1/22/1952)                                                   Abbett in 1979.

Philip P. Fang            Vice President       Elected in 1995   Investment Manager,
   (6/19/1965)                                                   joined Lord Abbett in
                                                                 1991.

Paul A. Hilstad           Vice President and   Elected in 1995   Partner and General
  (12/13/1942)            Secretary                              Counsel, joined Lord
                                                                 Abbett in 1995.

Lawrence H. Kaplan        Vice President and   Elected in 1997   Partner and Deputy
   (1/16/1957)            Asst. Secretary                        General Counsel, joined
                                                                 Lord Abbett in 1997, prior
                                                                 thereto Vice President and
                                                                 Chief Counsel of Salomon
                                                                 Brothers Asset
                                                                 Management Inc.

A. Edward Oberhaus, III   Vice President       Elected in 1996   Manager of Equity
  (12/21/1959)                                                   Trading, joined Lord
                                                                 Abbett in 1983.

Name, Address* and     Position with        Length of         Principal Occupation
(Date of Birth)        the Fund             Service           During Past Five Years
---------------------- -------------------- ----------------- ----------------------------
Tracie E. Richter      Vice President       Elected in 1999   Director of Operations
   (1/12/1968)                                                and Fund Accounting,
                                                              joined Lord Abbett in
                                                              1999, formerly Vice
                                                              President -- Head of Fund
                                                              Administration of Morgan
                                                              Grenfell from 1998 to
                                                              1999, prior thereto Vice
                                                              President of Bankers
                                                              Trust.

Christina T. Simmons   Vice President and   Elected in 2000   Assistant General
  (11/12/1957)         Asst. Secretary                        Counsel, joined Lord
                                                              Abbett in 1999, formerly
                                                              Assistant General Counsel
                                                              of Prudential Investments
                                                              from 1998 to 1999, prior
                                                              thereto Counsel of
                                                              Drinker, Biddle & Reath
                                                              LLP, a law firm.

Scott Smith            Vice President       Elected in 2000   Investment Manager,
     (9/15/66)                                                joined Lord Abbett in
                                                              1992.

Francie W. Tai         Treasurer            Elected in 2000   Director of Fund
   (6/11/1965)                                                Administration, joined
                                                              Lord Abbett in 2000,
                                                              formerly Manager of
                                                              Goldman Sachs from 1997
                                                              to 2000, prior thereto
                                                              Assistant Vice President of
                                                              Bankers Trust.

-------------
* The address of each officer listed above is: 90 Hudson Street, Jersey City, New Jersey 07302.

                                                                            FORM


Exhibit E


                      AGREEMENT AND PLAN OF REORGANIZATION

This Agreement And Plan Of Reorganization (the "Agreement") is made as of this
  day of    , 2002, by and between Lord Abbett Tax-Free Income Trust, a
Massachusetts business trust (the "Predecessor Trust"), on behalf of the Florida, Pennsylvania, Michigan, and Georgia series of the Predecessor Trust (collectively, the "Predecessor Funds" and, each individually, a "Predecessor Fund"), and Lord Abbett Tax-Free Income Trust, a Delaware business trust (the "Successor Trust"), on behalf of the Florida, Pennsylvania, Michigan, and Georgia series of the Successor Trust (collectively, the "Successor Funds" and, each individually, a "Successor Fund").

All references in this Agreement to action taken by the Predecessor Funds or the Successor Funds shall be deemed to refer to action taken by the Predecessor Trust or the Successor Trust, respectively, on behalf of the respective portfolio series.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by each Predecessor Fund of all of its assets to the corresponding Successor Fund, in exchange solely for shares of beneficial interest in such Successor Fund ("New Shares") having a net asset value equal to the net asset value of the corresponding Predecessor Fund, the assumption by each Successor Fund of all the liabilities of the corresponding Predecessor Fund, and the distribution of the New Shares to the shareholders of each Predecessor Fund in complete liquidation of such Predecessor Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the Predecessor Trust and the Successor Trust are each open-end, registered investment companies of the management type;

WHEREAS, each of the Predecessor Funds has elected and each of the Successor Funds will elect to be regulated investment company within the meaning of Code section 851;

WHEREAS, each of the Successor Funds will, following the Reorganization, engage in the same type of investment activity as its corresponding Predecessor Fund; and

WHEREAS, the Board of Trustees of the Predecessor Trust and the Board of Trustees of the Successor Trust have determined that it is in the best interest of the Predecessor Trust and the Successor Trust, respectively, that the assets of the Predecessor Trust be acquired by the Successor Trust pursuant to the terms of this Agreement and in accordance with the applicable statutes of the Commonwealth of Massachusetts and the State of Delaware and that the interests of existing shareholders will not be diluted as a result of this transaction;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. PLAN OF REORGANIZATION

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Predecessor Trust agrees to transfer all of the assets of each Predecessor Fund, as set forth in paragraph 1.2, to the corresponding Successor Fund and the Successor Trust agrees in exchange therefor to cause each Successor Fund: (i) to deliver to the corresponding Predecessor Fund a number of full and fractional New Shares of each class of the corresponding Successor Fund equal to the number of shares of the corresponding class of such Predecessor Fund as of the time and date set forth in Article 2, and (ii) to assume all the liabilities of the corresponding Predecessor Fund, as set forth in paragraph 1.2. Such transactions shall take place at the closing provided for in paragraph 2.1 (the "Closing").

1.2 The assets of a Predecessor Fund to be acquired by its corresponding Successor Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Predecessor Funds and any deferred or prepaid expenses shown as an asset on the books of the Predecessor Funds on the closing date provided in paragraph 2.1 (the "Closing Date"). All liabilities, expenses, costs, charges and reserves of a Predecessor Fund, to the extent that they exist at or after the Closing, shall after the Closing attach to the corresponding Successor Funds and may be enforced against such corresponding Successor Fund to the same extent as if the same had been incurred by the Successor Funds.

1.3 Prior to the transactions described in paragraph 1.1, each Predecessor Fund, as sole shareholder of the corresponding Successor Fund shall have
(i) elected as trustees of the Successor Trust the persons who currently serve as trustees of the Predecessor Trust; (ii) approved an Investment Management Agreement between the Successor Trust, on behalf of the Successor Funds and Lord Abbett & Co. (the "Investment Manager"); and (iii) approved, if applicable, Rule 12b-1 plans.

1.4 After the Successor Funds have taken the actions described in paragraph 1.3 hereof and prior to the transactions described in paragraph 1.1, the single share of each class of each Successor Fund theretofore held by the corresponding Predecessor Fund shall be cancelled by such Successor Fund.

1.5 Immediately following the action contemplated by paragraph 1.1, each Predecessor Fund will liquidate and distribute pro rata to its respective shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Current Shareholders"), the New Shares received from the corresponding Successor Fund pursuant to paragraph 1.1. Such distribution will be accomplished by the transfer of the New Shares then credited to the accounts of the Predecessor Funds on the books of the Successor Funds to open accounts on the share records of the Successor Funds in the names of the Current Shareholders and representing the respective pro rata number of the New Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Predecessor Funds will simultaneously be canceled on the books of the Predecessor Trust, although share certificates representing interests in the Predecessor Trust will represent a number of Successor Shares after the Closing Date as determined in accordance with paragraph 2.2. The Successor Funds shall not issue certificates representing the New Shares in connection with such exchange. Ownership of New Shares will be shown on the books of the Successor Trust's transfer agent. As soon as practicable after the Closing, the Predecessor Trust shall take all steps necessary to effect a complete liquidation of the Predecessor Funds and shall file such instruments, if any, as are necessary to effect the dissolution of the Predecessor Trust and shall take all other steps necessary to effect such dissolution.

2. CLOSING AND CLOSING DATE

2.1 The Closing Date shall be the next Monday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 4 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Lord, Abbett & Co., 90 Hudson Street, Jersey City, New Jersey 07302, or at such other time and/or place as the parties may agree.

2.2 The Predecessor Trust shall cause the transfer agent of the Predecessor Funds to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Current Shareholders and the number and percentage ownership of outstanding shares of the Predecessor Funds and the class of each Predecessor Fund owned by each such shareholder immediately before the Closing. The Successor Funds shall issue and deliver a confirmation evidencing the New Shares to be credited on the Closing Date to the Secretary of the Predecessor Trust or provide evidence satisfactory to the Predecessor Trust that such New Shares have been credited to the accounts of the Predecessor Funds on the books of the Successor Funds. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3. REPRESENTATIONS AND WARRANTIES

3.1 The Predecessor Trust, on behalf of each Predecessor Fund, hereby represents and warrants to the Successor Funds as follows:

       (i) the Predecessor Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has full power and authority to conduct its business as presently conducted;

       (ii) the Predecessor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of each Predecessor Fund;

       (iii) the execution and delivery of this Agreement on behalf of each Predecessor Fund and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Predecessor Trust or the shareholders of the Predecessor Fund (other than as contemplated in paragraph 4.1(vi)) are necessary to authorize this Agreement and the transactions contemplated hereby;

       (iv) this Agreement has been duly executed by the Predecessor Trust on behalf of the Predecessor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

       (v) neither the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds, nor the consummation by the Predecessor Trust on behalf of the Predecessor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both) a breach of or default under, the Declaration of Trust or By-Laws of the Predecessor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Predecessor Trust is a party or by which the Predecessor Trust or any of its assets is subject or bound; and

       (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Predecessor Trust on behalf of the Predecessor Funds or the consummation of any transactions contemplated hereby by the Predecessor Trust, other than as shall be obtained at or before the Closing.

3.2 The Successor Trust, on behalf of the Successor Funds, hereby represents and warrants to the Predecessor Funds as follows:

       (i) the Successor Trust is duly organized, validly existing and in good standing under the laws of the State of Delaware and has full power and authority to conduct its business as presently conducted;

       (ii) the Successor Trust has full power and authority to execute, deliver and carry out the terms of this Agreement on behalf of the Successor Funds;

       (iii) the execution and delivery of this Agreement on behalf of the Successor Funds and the consummation of the transactions contemplated hereby are duly authorized and no other proceedings on the part of the Successor Trust or the shareholders of the Successor Funds are necessary to authorize this Agreement and the transactions contemplated hereby;

       (iv) this Agreement has been duly executed by the Successor Trust on behalf of the Successor Funds and constitutes its valid and binding obligation, enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium and other rights affecting creditors' rights generally, and general equitable principles;

       (v) neither the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds, nor the consummation by the Successor Trust on behalf of the Successor Funds of the transactions contemplated hereby will conflict with, result in a breach or violation of or constitute (or with notice, lapse of time or both constitute) a breach of or default under, the Declaration of Trust or By-Laws of the Successor Trust, as each may be amended, or any statute, regulation, order, judgment or decree, or any instrument, contract or other agreement to which the Successor Trust is a party or by which the Successor Trust or any of its assets is subject or bound; and

       (vi) no authorization, consent or approval of any governmental or other public body or authority or any other party is necessary for the execution and delivery of this Agreement by the Successor Trust on behalf of the Successor Funds or the consummation of any transactions contemplated hereby by the Successor Trust, other than as shall be obtained at or before the Closing.


4. CONDITIONS PRECEDENT

4.1 The obligations of the Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds to effectuate the Reorganization shall be subject to the satisfaction of the following conditions:

       (i) The Successor Trust shall have succeeded to the registration statement of the Predecessor Trust on Form N-1A under the Securities Act of 1933, as amended (the "Securities Act") and such amendment or amendments thereto as are determined by the Board of Trustees of the Successor Trust to be necessary and appropriate to effect the registration of the New Shares (the "Post-Effective Amendment"), shall have been filed with the Securities and Exchange Commission (the "Commission") and the Post-Effective Amendment shall have become effective, and no stop-order suspending the effectiveness of the Post-Effective Amendment shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated);

       (ii) The applicable New Shares shall have been duly qualified for offering to the public in all states in which such qualification is required for consummation of the transactions contemplated hereunder;

       (iii) All representations and warranties of the Predecessor Trust on behalf of the Predecessor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Successor Trust on behalf of the Successor Funds shall have received a certificate of an officer of the Predecessor Trust acting on behalf of the Predecessor Funds to that effect in form and substance reasonably satisfactory to the Successor Trust on behalf of the Successor Funds;

       (iv) All representations and warranties of the Successor Trust on behalf of the Successor Funds contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing, with the same force and effect as if then made, and the Predecessor Trust on behalf of the Predecessor Funds shall have received a certificate of an officer of the Successor Trust acting on behalf of the Successor Funds to that effect in form and substance reasonably satisfactory to the Predecessor Trust on behalf of the Predecessor Funds;

       (v) The Predecessor Trust on behalf of the Predecessor Funds and the Successor Trust on behalf of the Successor Funds shall have received an opinion from Wilmer, Cutler & Pickering regarding certain tax matters in connection with the Reorganization; and

       (vi) A vote approving this Agreement shall have been adopted at a meeting of shareholders of the Predecessor Trust duly called for such purpose (the "Meeting") by the vote (A) of 67% or more of the shares present at the Meeting if a quorum is present, or (B) of more than 50% of the outstanding voting shares of the Predecessor Trust, whichever is less.


5. BROKERAGE FEES AND EXPENSES

5.1 The Successor Trust and the Predecessor Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

5.2 All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by the Successor Funds on a pro rata basis based upon the aggregate assets of each Successor Fund on the Closing Date.

6. ENTIRE AGREEMENT

The Successor Trust and the Predecessor Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

7. TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time before the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Successor Trust or the Predecessor Trust, or their respective Trustees or officers, to the other party.


8. AMENDMENTS

This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Predecessor Trust and the Successor Trust; provided, however, that following the meeting of the Current Shareholders called by the Predecessor Trust pursuant to paragraph 4.1(vi) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of New Shares to be issued to the Current Shareholders under this Agreement to the detriment of such shareholders without their further approval.


9. NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.


10.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY


10.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

10.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

10.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

10.5 It is expressly agreed that the obligations of the Predecessor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Predecessor Trust personally, but shall bind only the trust property of the Predecessor Trust, as provided in the Declaration of Trust of the Predecessor Trust. The execution and delivery by such officers of the Predecessor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Predecessor Trust as provided in the Declaration of Trust of the Predecessor Trust. The Predecessor Trust is a series company with multiple series, the Florida Series, the Pennsylvania Series, the Michigan Series, and the Georgia Series, and has entered into this Agreement on behalf of the Predecessor Funds. With respect to any obligation of the Predecessor Trust arising hereunder, the Successor Trust and each Successor Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Predecessor Funds.

10.6 It is expressly agreed that the obligations of the Successor Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Successor Trust personally, but shall bind only the trust property of the Successor Trust, as provided in the Declaration of Trust of the Successor Trust. The execution and delivery by such officers of the Successor Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Successor Trust as provided in the Declaration of Trust of the Successor Trust. The Successor Trust is a series company with multiple series, the Florida Series, the Pennsylvania Series, the Michigan Series, and the Georgia Series, and has entered into this Agreement on behalf of the Successor Funds. With respect to any obligation of the Successor Trust arising hereunder, the Predecessor Funds and the Predecessor Trust shall look for payment or satisfaction of such obligations solely to the assets and property of the corresponding Successor Funds.

10.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President.

                                                       Signatures omitted

              Attention Shareholders: Vote and Return Your Proxy!


                                    TELEPHONE

It's fast, convenient, and immediate! Call Toll-Free on a Touch-Tone Phone.

Follow these four easy steps:

1.   Read the accompanying Proxy Statement and Proxy Card.

2.   Call the toll-free number printed on your Proxy card.

3.   Enter your Control Number printed on your Proxy Card.

4.   Follow the recorded instructions.




                                    INTERNET

It's fast, convenient, and your vote is immediately confirmed and posted.

Follow these four easy steps:

1.   Read the accompanying Proxy Statement and Proxy Card.

2.   Go to web site printed on your Proxy card.

3.   Enter your Control Number printed on your Proxy Card.

4.   Follow the instructions provided.



                                      MAIL

To vote by mail please:

1.   Read the accompanying Proxy Proxy Statement and Proxy Card.

2.   Please fill in box(es) using black or blue ink or number 2 pencil.

3. Simply return your completed Proxy Card in the enclosed postage-paid envelope.


      Do not return your Proxy if you are voting by Telephone or Internet.

Every Shareholder's Vote is Important!

PLEASE VOTE YOUR PROXY. If proxies are not returned in sufficient numbers, the Fund(s) will incur the expense of an additional solicitation. Returning your ballot promptly will help spare you and your fellow shareholders this expense.



                                                              [LORD ABBETT LOGO]

Lord Abbett Mutual Funds are distributed by: LORD ABBETT DISTRIBUTOR LLC
o 90 Hudson Street o Jersey City, NJ 07302-3973.

[LORD ABBETT LOGO]


YOU MAY VOTE IN ANY ONE OF FOUR WAYS: (1) VIA THE INTERNET (2) BY
TELEPHONE (3) BY MAIL USING THIS BALLOT (4) IN PERSON AT THE MEETING

We encourage you to vote by Internet or telephone, using the "control" number shown to the left. These voting methods will save your Fund a good deal of money otherwise expended on postage. Regardless of the method you choose, however, please take the time to read the full text of the Proxy Statement before voting.

                             VOTING ON THE INTERNET

o    Read the Proxy Statement and have this card at hand

o    Log on to www.proxyweb.com

o Enter the control number shown to the left and follow the on-screen instructions

o    Do not return this paper ballot


                                 VOTE BY PHONE

o    Read the Proxy Statement and have this card at hand

o    Call toll-free 1-888-221-0697

o Enter the control number shown to the left and follow the recorded instructions

o    Do not return this paper ballot


                   YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY!

                                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES
                                        OF THE LORD ABBETT TAX-FREE INCOME TRUST

The undersigned hereby appoints ROBERT S. DOW and PAUL A. HILSTAD and each of them proxies, with full power of substitution, to vote (according to the number of votes which the undersigned would be entitled to cast if then personally present) at a special meeting of the shareholders of LORD ABBETT TAX-FREE INCOME TRUST on July 18, 2002, including all adjournments, as specified on the reverse side, and in their discretion upon such other business as may properly be brought before the meeting.

                         Date _____________________2002

For information as to the voting of shares registered in more than one name, see page 2 of the proxy statement.

Signature(s) (and Titles(s), if applicable)

When signing the proxy as attorney, executor, Administrator, trustee, or guardian, please indicate the capacity in which you are acting. Only authorized officers should sign for corporations.

                                                                             LAT

Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING AND WILL BE VOTED IN ACCORDANCE WITH ANY SPECIFICATION MADE; IF NO SPECIFICATION IS MADE, SUCH SHARES SHALL BE VOTED FOR THE NOMINEES LISTED BELOW, FOR THE APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION, AND ANY OTHER MATTERS AS DEEMED APPROPRIATE.


PROPOSALS:

1.   TO ELECT THE FOLLOWING NOMINEES AS TRUSTEES:

     (01) Robert S. Dow, (02) E. Thayer Bigelow, (03) William H. T. Bush,
     (04) Robert B. Calhoun, Jr., (05) Stewart S. Dixon, (06) C. Alan MacDonald,
     (07) Thomas J. Neff, (08) Franklin W. Hobbs, and (09) James F. Orr, III

         FOR                 AGAINST                      FOR*
     all nominees          all nominees               all nominees
        listed                listed                 listed (except
                                                      as marked to
                                                     the contrary)

         [ ]                   [ ]                        [ ]        1.


* TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE(S), WRITE THE NUMBER(S) OF THE NOMINEE(S) BELOW:

--------------------------------------------------------------------------------

2. For the approval of the Agreement and Plan of Reorganization Providing for the Reorganization of The Fund into a Delaware Business Trust.

         FOR                 AGAINST                    ABSTAIN

         [ ]                   [ ]                        [ ]        2.



               PLEASE SIGN AND DATE THE REVERSE SIDE OF THIS CARD

                                                                             LAT